Sprott Gold Equity Fund
Schedule of Investments
March 31, 2025 (Unaudited)

COMMON STOCKS - 79.0%	Shares	Value
Gold Related Securities - 67.8%(a)
Australia - 9.9%
Emerald Resources NL (b)	7,000,000	$16,183,656
Evolution Mining, Ltd.	4,416,721	19,622,144
Northern Star Resources, Ltd.	1,839,494	21,057,205
Perseus Mining, Ltd.	8,609,300	17,913,851
Spartan Resources, Ltd. (b)	16,639,849	19,703,142
Westgold Resources, Ltd.	5,673,100	10,209,155
		104,689,153
Canada - 53.3%
Agnico Eagle Mines Ltd.	573,250	62,107,229
Alamos Gold, Inc. - Class A	1,562,800	41,789,272
Calibre Mining Corp. (b)	16,514,800	36,723,783
Dundee Precious Metals, Inc.	1,428,000	18,933,491
Eldorado Gold Corp. (b)	796,300	13,393,766
Equinox Gold Corp. (b)	3,203,195	22,014,245
Falco Resources, Ltd. (b)(c)	10,454,300	1,561,915
G Mining Ventures Corp. (b)(c)	1,725,700	22,508,870
i-80 Gold Corp. (b)(c)	18,757,938	11,079,703
IAMGOLD Corp. (b)	3,600,000	22,500,000
International Tower Hill Mines, Ltd. (b)(d)	1,828,852	1,155,834
International Tower Hill Mines, Ltd. (b)(d)(e)	19,627,315	12,547,952
Jaguar Mining, Inc. (b)(d)	4,264,441	8,653,047
Kinross Gold Corp.	1,796,300	22,651,343
Lundin Gold, Inc.	1,100,000	34,061,360
OceanaGold Corp.	13,300,000	44,362,600
Osisko Gold Royalties, Ltd.	1,907,290	40,251,831
Pan American Silver Corp. (c)	1,163,445	30,051,784
Sandstorm Gold, Ltd.	2,400,000	18,120,000
Torex Gold Resources, Inc. (b)	1,483,900	41,091,981
Wesdome Gold Mines, Ltd. (b)	2,971,900	35,397,218
Wheaton Precious Metals Corp.	292,500	22,706,775
		563,663,999
United Kingdom - 0.6%
Anglogold Ashanti PLC (c)	157,000	5,827,840

United States - 4.0%
Electrum Ltd. (b)(f) (Originally acquired 12/21/07, Cost $13,065,361)	2,127,287	-
Newmont Corp.	340,200	16,424,856
Perpetua Resources Corp. (b)(c)	2,411,250	25,776,263
		42,201,119
Total Gold Related Securities		716,382,111

Other Precious Metals Related Securities - 10.5%
Canada - 6.6%
Aya Gold & Silver, Inc. (b)	450,000	3,477,294
First Majestic Silver Corp. (c)	3,138,797	20,998,552
GoGold Resources, Inc. (b)	8,900,000	10,761,266
MAG Silver Corp. (b)	941,765	14,325,587
MAG Silver Corp. (b)	129,335	1,976,239
Vizsla Royalties Corp. (b)(e)	286,457	398,120
Vizsla Silver Corp. (b)(e)	7,809,250	17,853,745
		69,790,803
United States - 3.9%
Coeur Mining, Inc. (b)(c)	6,420,664	38,010,331
Sunshine Silver Mining and Refining (b)(f) (Originally acquired 03/15/2011, Cost $4,525,333)	243,691	3,655,365
		41,665,696
Total Other Precious Metals Related Securities		111,456,499

Other Securities - 0.7%
United States - 0.7%
Blue Spark Energy Systems, Inc. (b)(f) (Originally acquired 05/31/24, Cost $745)	74,532	745
Gold Bullion International LLC (b)(d)(f) (Originally acquired 05/12/10, Cost $5,000,000)	5,000,000	7,150,000
I-Pulse Inc. (b)(f) (Originally acquired 10/09/07, Cost $125,352)	74,532	756,500
		7,907,245
Total Other Securities		7,907,245
TOTAL COMMON STOCKS (Cost $584,649,112)		835,745,855

GOLD BULLION - 16.5%	Shares	Value
United States - 16.5%
Gold Bullion (b)	55,897	174,599,067
TOTAL GOLD BULLION (Cost $22,614,561)		174,599,067

PRIVATE FUND - 2.1%	Shares	Value
Gold Related Security – 2.1% Tocqueville Bullion Reserve LP (b)(d)	7,619	21,852,666
TOTAL PRIVATE FUND (Cost $13,795,735)		21,852,666

CONVERTIBLE BONDS - 0.5%	Par	Value
Gold Related Securities - 0.5%
Canada - 0.5%
I-80 Gold Corp., 8.00%, 02/22/2027(e)(f) (02/17/23, Cost $5,329,745)	$5,329,745	5,027,765
TOTAL CONVERTIBLE BONDS (Cost $5,329,745)		5,027,765

WARRANTS - 0.0%(g)	Contracts	Value
Gold Related Securities - 0.0%(g)
Canada — 0.0%(g)
Falco Resources, Ltd., Expires 07/31/2025, Exercise Price $0.55(b)(e)	3,750,000	-
Osisko Development Corp., Expires 03/02/2027, Exercise Price $14.75(b)	499,999	154,615
United States — 0.0%(g)
Contango ORE, Inc., Expires 05/09/2026, Exercise Price $30.00(b)(e)	100,000	1,610
Total Gold Related Securities		156,225
TOTAL WARRANTS (Cost $0)		156,225

SHORT-TERM INVESTMENTS - 4.3%		Value
Investments Purchased with Proceeds from Securities Lending - 2.4%	Units
United States — 2.4%
Mount Vernon Liquid Assets Portfolio, LLC, 4.42% (h)	25,755,663	25,755,663

Money Market Funds - 1.9%	Shares
Invesco Treasury Portfolio - Class Institutional, 4.25% (h)	20,152,918	20,152,918
TOTAL SHORT-TERM INVESTMENTS (Cost $45,908,581)		45,908,581

TOTAL INVESTMENTS - 102.4% (Cost $672,297,734)		1,083,290,159
Liabilities in Excess of Other Assets - (2.4)%		(25,355,753)
TOTAL NET ASSETS - 100.0%		$1,057,934,406

Percentages are stated as a percent of net assets.

LLC - Limited Liability Company
LP - Limited Partnership
PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)
All or a portion of this security is on loan as of March 31, 2025. The total market value of these securities was $22,943,681 which represented 2.2% of net assets. The loaned securities were secured with cash collateral of $25,755,663. Shares of the
Mount Vernon Liquid Assets Portfolio LLC were purchased with proceeds from cash collateral received from securities on loan.
The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.

(d)	Affiliated security as defined by the Investment Company Act of 1940.
(e)	Denotes a security that is either fully or partially restricted for sale. The total market value of these securities was $35,829,192 which represented 3.4% of net assets as of March 31, 2025.
(f)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $16,590,375 or 1.6% of net assets as of March 31, 2025.

(g)	Represents less than 0.05% of net assets.
(h)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.

Fair Value Hierarchy
Sprott Gold Equity Fund (the "Fund") has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the year. These inputs are summarized in the three broad levels listed below.

• Level 1 - Quoted prices in active markets for identical securities.
• Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

When using the market quotations or closing price provided by the pricing service for equity investments, including common stocks, preferred stocks, foreign issued common stocks, exchange-traded funds, closed end funds and real estate investment trusts, which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation and when the market is considered active, the security will be classified as a Level 1 security. When using the mean between the latest bid and ask price, the security will be classified as Level 2. Gold bullion is valued using the latest available price on the valuation day and is classified as Level 1.

Investment in mutual funds, including money market funds, are generally priced at the ending NAV provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, commercial paper, money market deposit accounts and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations and are classified as Level 2. Warrants and rights for which the underlying security is registered and equities which are subject to a required holding period, but have a comparable public issue, are valued in good faith pursuant to the Fair Value Policies and Procedures. These securities will generally be classified as Level 2 securities. If the warrant or right is exchange traded and the official closing price of the exchange is used, these instruments are classified as Level 1 securities.

Investments classified within Level 3 have significant unobservable inputs used by Sprott Asset Management USA, Inc. (the "Adviser") in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by private companies and convertible bonds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

For securities traded principally on foreign exchanges, the Fund may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of the Fund’s NAV, which the Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions).

In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Fund may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the close of the NYSE. Fair value pricing may also be used to value restricted securities held by the Fund or securities with little or no trading activity for extended periods of time. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The following is a summary of the inputs used to value the Fund's investments at March 31, 2025.

Sprott Gold Equity Fund (a)

Investments in Securities at Value	Investments Measured at Net Asset Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Gold Related	$-	$716,382,111	$-	$-	$716,382,111
Other Precious Metals Related	-	107,801,134	-	3,655,365	111,456,499
Other	-	-	-	7,907,245	7,907,245
Total Common Stocks	-	824,183,245	-	11,562,610	835,745,855
Gold Bullion	-	174,599,067	-	-	174,599,067
Private Fund (b)(c)	21,852,666	-	-	-	21,852,666
Convertible Bond	-	-	-	5,027,765	5,027,765
Warrants	-	-	156,225	-	156,225
Investments Purchased with Proceeds from Security Lending (b)	25,755,663	-	-	-	25,755,663
Money Market Fund	-	20,152,918	-	-	20,152,918
Total Assets	$47,608,329	$1,018,935,230	$156,225	$16,590,375	$1,083,290,159

(a) For a detailed sector breakdown, please see the accompanying Schedule of Investments.
(b) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the Schedule of Investments.

(c)As of March 31, 2025, the Fund invests in a private fund that primarily invests in physical gold and is subject to redemption restrictions. This private fund investment can only be disposed of with notice given 24 hours in advance of redemption. Due to the elapsed time, the investment of the Fund is not subject to any redemption fees going forward.

Below is a reconciliation that details the activity of securities in Level 3 during the current fiscal period:
					Sprott Gold Equity Fund
Balance as of December 31, 2024					$16,520,639
Purchases					104,504
Sales					-
Realized Gain/(Loss)					-
Change in Unrealized Appreciation/(Depreciation)					(34,768)
Transfer in/(out) of Level 3(a)					-
Balance as of March 31, 2025					$16,590,375

(a) The Fund has adopted a policy of recording any transfers of investment securities between the different levels in the fair value hierarchy as of the end of the quarter.

As of March 31, 2025 the change in unrealized appreciation/(depreciation) on positions still held for securities that were considered Level 3 was $(34,768).

Transactions with Affiliates*

The following issuers are Portfolio affiliates of the Fund; that is, the Adviser controlled the company or held 5% or more of the outstanding voting securities during the period from January 1, 2025 through March 31, 2025. As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issues are:

	January 1, 2025		Additions		Reductions		$ Interest	$ Dividend	$ Realized	$ Change in Gross Unrealized	March 31, 2025
Issuer Name	Share/Principal Balance	$ Value	Share/Principal Balance	$ Value	Share/Principal Balance	$ Sale Proceeds	Income	Income	Gain/(Loss)	Appreciation/ (Depreciation)	$ Value	Share/Principal Balance

Sprott Gold Equity Fund

Common Stock - Gold Related Securities
Falco Resources Ltd. (a)(d)(e)	16,722,300	3,431,826	-	-	(6,268,000)	(912,617)	-	-	(4,051,125)	3,093,831	1,561,915	10,454,300
International Tower Hill Mines Ltd. (a)	3,582,120	1,631,297	-	-	(1,753,268)	(1,008,066)	-	-	(7,689,546)	8,222,149	1,155,834	1,828,852
International Tower Hill Mines Ltd. (a)(b)	19,627,315	9,011,811	-	-	-	-	-	-	-	3,536,141	12,547,952	19,627,315
Jaguar Mining, Inc. (a)	5,626,358	8,924,203	-	-	(1,361,917)	(2,420,315)	-	-	1,556,413	592,746	8,653,047	4,264,441
Common Stock - Other Securities
Gold Bullion International (a)	5,000,000	7,150,000	-		-	-	-	266,180	-	-	7,150,000	5,000,000
Private Funds
Tocqueville Bullion Reserve LP - Class G (a)(c)	7,619	18,376,692	-	-	-	-	-	-	-	3,475,974	21,852,666	7,619
Warrants - Gold Related Securities
Falco Resources Ltd. (a)(b)(d)	3,750,000	2,870	-	-	-	-	-	-	-	(2,870)	-	3,750,000
		$ 48,528,699		$ -		$ (4,340,998)	$ -	$ 266,180	$ (10,184,258)	$ 15,827,010	$ 51,359,499
Securities no longer affiliated at March 31, 2025										$ 3,164,473	$ 1,561,915
Securities affiliated at March 31, 2025										$ 18,991,483	$ 49,797,584

* All affiliates listed are neither majority-owned subsidiaries or other controlled companies.
(a) Non-income producing security
(b) Denotes a security that is either fully or partially restricted for sale.
(c) Tocqueville Bullion Reserve (“TBR”) is a Delaware Limited Partnership created for the purpose of owning physical gold. John Hathaway, Senior Portfolio Manager, is an independent Director of the TBR Cayman entities and is a TBR limited partner.

(d) Security is no longer an affiliated company at March 31, 2025.
(e) All or a portion of this security is on loan as of March 31, 2025.